Exhibit 10.51

PORTIONS OF THIS EXHIBIT MARKED BY AN (***) HAVE BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION

Amendment 16 to

Worldspan Asset Management Offering Agreement

This amendment is the sixteenth amendment (“Amendment 16”) to the Asset Management Offering Agreement effective as of July 1, 2002, among Travelport, LP (formerly known as Worldspan L.P.) (“Travelport”), International Business Machines Corporation (“IBM”), and IBM Credit LLC (“IBM Credit”), Agreement No. ASVB594, as previously amended by Amendment 1 effective as of December 16, 2002, Amendment 2 effective as of December 31, 2003, Amendment 3 effective as of June 30, 2006, Amendment 4 effective as of January 1, 2007, Amendment 5 effective as of February 1, 2007, Amendment 6 effective as of October 1, 2007, Amendment 7 effective as of October 1, 2007, Amendment 8 effective as of October 1, 2007, Amendment 9 effective as of October 1, 2007, Amendment 10 effective as of March 31, 2009, Amendment 11 effective as of March 31, 2010, Amendment 12 effective as of December 17, 2010, Amendment 13 effective as of December 23, 2011, Amendment 14 effective as of November 21, 2012, and Amendment 15 effective as of January 1, 2013 (collectively, the “AMO Agreement”).

Each term defined in the AMO Agreement shall have the same meaning in this Amendment 16 unless otherwise provided herein or inconsistent with the content hereof.

The purposes of this Amendment 16 are to replace, modify, or add certain terms in the AMO Agreement with the terms specified in this Amendment 16.

This Amendment 16 becomes effective as of December 30, 2013 (the “Effective Date of Amendment 16”).

This Amendment 16 may be signed in one or more counterparts, each of which will be deemed to be an original and all of which when taken together will constitute the same agreement. Any copy of this Amendment 16 made by reliable means is considered an original.

Travelport, IBM and IBM Credit hereby agree that, as of the Effective Date of Amendment 16, the AMO Agreement shall be amended as follows:

1.	Special Offering Attachment for * * * Exhibit. Exhibit N (Special Offering Attachment for * * *) to the AMO Agreement is replaced in its entirety with the Exhibit N attached as Attachment 1 to this Amendment 16.

2.	TPF Capacity. In Section 6 of the AMO Agreement, entitled “TPF Capacity”, subsection (1) entitled “Definitions”, replace the “* * * Capacity” definition in its entirety with the following:

“* * * Capacity” is a subset of TPF Fixed Capacity and is the number of MIPS of the TPF Fixed Capacity that may be used for * * * Systems. * * * Capacity is limited to * * * running on an IBM * * * Machine (* * *) and * * * running on another IBM * * * Machine (* * *), for an aggregate total of * * * of * * * Capacity. The TPF operating system may be run as a guest of * * * under the provisions of this paragraph.”

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

3.	TPF Capacity. In Section 6 of the AMO Agreement, entitled “TPF Capacity”, subsection (3) entitled “General”, replace Table A in its entirety with the following:

* * *

Note: The Machine capacity designated as available for * * * Systems shown in the table above does not include capacity used for * * * Systems on Integrated Facility for Linux (“IFL”) or Integrated Coupling Facilities (“ICF”).”

4.	In Section 53 to the AMO Agreement, entitled “Option to Acquire * * * or Then-Current Technology”, replace Table B in its entirety with the following:

Table B

* * *

5.	Delete Section 54 “Acquisition of Future MIPS on IBM System * * * or Then Currently Available Technology” in its entirety.

6.	Continued Effect. Except for the changes specified in this Amendment 16, all other terms and conditions of the AMO Agreement remain unmodified.

7.	Entire Agreement. The Parties agree that this Amendment 16 is the complete agreement between the Parties with respect to the subject matter hereof and replaces any prior oral and/or written communications between the Parties concerning this subject matter. By signing below, the Parties agree to the terms of this Amendment 16. If there is a conflict between the terms of this Amendment 16 and the terms of an Included Agreement, this Amendment 16 prevails.

Agreed to: Travelport, LP by Travelport Holdings, LLC, its General Partner

By:	/s/ Jimmy McCullough

Authorized Signature

Name (type or print):	Jimmy McCullough

Title:	Group Vice President
Date:	12/30/13
Jurisdiction of Organization: Delaware

Agreed to: International Business Machines Corporation		Agreed to: IBM Credit LLC

By:	/s/ Patti Feeney	By:	/s/ Gordon A. Terranova
	Authorized Signature		Authorized Signature

Name (type or print):	Patti Feeney	Name (type or print):	Gordon A. Terranova

Title:	010 Proj. Exec.	Title:	Business Unit Executive, IGF

Date:	12/30/2013	Date:	12/30/2013

Customer No.: 9885094

AMO Agreement No.: ASVB594

IBM Customer Agreement No.: JJT-0003

Term Lease Agreement No.: JJT-0001

Attachment 1

Exhibit N

Revised Special Offering Attachment for * * * on IBM * * * Machines

Customer Agreement

Special Offering Attachment for * * *

This Revised Special Offering Attachment for * * * on IBM * * * Machines (this “Attachment”) are in addition to those of the IBM Customer Agreement, Agreement Number JJT-0003 (“ICA”), and the IBM International Program License Agreement (“IPLA”) in effect between IBM and Travelport. Travelport accepts the terms of this Attachment by signing Amendment 16 to the Parties’ AMO Agreement. This Attachment is Exhibit N to the AMO Agreement and as of the Effective Date of Amendment 16 replaces the prior existing Exhibit N.

1.	Definitions

LPAR	Logical partitions in which an IBM Program runs.

MSUs	Millions of Service Units per hour. Units of workload capacity of an Eligible Machine.

2.	Eligible Programs

The following Programs are eligible for the special pricing described in this Attachment (collectively, the “Eligible Programs”):

A. * * * OTC:

* * *

The Programs listed above are one-time-charge Programs licensed under the terms of the IPLA (collectively, the “* * * OTC Programs”). The subscription and support (“Software Maintenance”) for such * * * OTC Programs is provided under the terms of the IBM Agreement for the Acquisition of Software Maintenance (“IAASM”).

* * * Restricted Use License (RUL) – Dynamic I/O Configuration Support of TPF:

Travelport may use * * * (and version upgrades) in association with its licensed use of * * * or * * * to provide operational support for TPF. * * * function is limited to * * * of TPF workloads in the defined LPAR(s) aligned to the size of an engine(s). Any other use, specifically doing general development support or running CMS guests for test partitions is not permitted without a full separate * * * license for every CPU applicable. Travelport must maintain * * * (RUL) license entitlement for the IFL or GP engines used in support of this function.

This RUL for * * * applies to the following Travelport environments/LPARS:

•	* * *

•	* * *

•	* * *

•	* * *

B. * * *:

* * *

The Programs listed above are monthly license charge Programs licensed under the terms of the ICA (collectively, the “* * * MLC Programs”). The Software Maintenance for such * * * MLC Programs is provided under the IAASM.

Travelport represents that all of the Eligible Programs described above will be run on shared LPARs on the following Machines up to the following MSUs:

* * *

3.	Charges

As long as the following conditions are met, IBM agrees to charge Travelport only for the capacity on which the Eligible Programs are running:

•	The Eligible Programs and any TPF guest workload must reside in a * * * provided that the LPAR(s) align * * *;

•	Travelport has and must continue to license * * *, (* * * and version upgrades), to the number of shared * * * engine(s);

•	* * * MLC Program licensing and charging is at the MSU capacity of the engine(s) in the LPAR(s) shown above;

•	VSE and z/OS guest workloads are not allowed in the shared LPAR(s);

•	All Eligible Machines must provide Call Home data of the * * * LPAR(s) size annually; and

•	If * * * LPAR exceeds the * * * as set forth in the table above, Travelport must notify IBM and the Parties will review the terms, conditions and pricing described in this Attachment and make adjustments thereto.

4.	Travelport’s Responsibilities

Travelport agrees to:

(1)	promptly install any enabling code for IBM Programs or IBM * * * Licensed Internal Code (“LIC”), if any, required for the pricing described in this Attachment;

(2)	notify IBM if Travelport elects to convert from the pricing described in this Attachment to another form that is generally available to Travelport:

(3)	configure your Machine to send Transmit System Availability Data (TSAD) weekly to IBM via the Remote Support Facility (RSF). This enables IBM to verify that the product LPAR utilization capacity MSUs are consistent with Travelport’s actual Machine configuration. Failure to submit TSAD may result in IBM * * * MLC Programs being charged on a Full Capacity MSU basis; and

(4)	assign a person in Travelport’s organization with authority to discuss and promptly resolve any questions or inconsistencies concerning * * * OTC or * * * MLC * * *, current license entitlement, and configuration data reported via the RSF for the Machines running * * *.

5.	General

By accepting the terms of this Attachment, Travelport agrees to allow IBM to audit Travelport’s compliance with the terms of this Attachment upon reasonable prior notice to Travelport from IBM. Travelport understands that IBM may use information IBM has about the Travelport Enterprise’s system in IBM’s audit activities and Travelport agrees to provide IBM with machine access and/or copies of system tools outputs and/or other system information as appropriate to conduct such audits.

In the event that IBM makes generally available a * * * offering supported under * * * or makes * * * support available in * * * on terms that are as favorable to Travelport as the terms of this Attachment, then Travelport shall act in good faith in using such * * * offering and/or * * * in lieu of the provisions of this Attachment and, to the extent that Travelport is so using such capabilities, this Attachment shall terminate. Otherwise, this Attachment shall be valid through the termination or expiration of the AMO Agreement. The terms in this Attachment are IBM Confidential.

*** End of Attachment 1, Exhibit N ***